Exhibit 99.4

Investor Presentation April 2015

Disclaimer Forward-Looking Statements; Non-GAAP Financial Measures Throughout this presentation, which makes references to Global Cash Access Holdings, Inc’s. (“GCA’s”) acquisition of Multimedia Games Holding Company, Inc. (“Multimedia Games”) and which closed on December 19, 2014 (the “Merger”), we make forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements are generally accompanied by words such as ‘‘plan,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘believe,’’ ‘‘should,’’ ‘‘would,’’ ‘‘could,’’ ‘‘anticipate’’ or other words that convey uncertainty of future events or outcomes. GCA’s actual results could differ materially from those stated or implied by these forward-looking statements due to risks and uncertainties associated with its business. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) synergies and benefits actually achieved in connection with the Merger; (2) a change in plans for the Games business and the Payments business for 2015 and beyond, including the Games’ business plans to expand into new and existing markets; (3) litigation relating to the Merger; (4) risks that the integration of Multimedia Games by GCA disrupts the current plans and operations of the Combined Company; (5) the ability of the Combined Company to retain and hire key personnel; (6) competitive responses to the Merger; (7) unexpected costs, charges or expenses resulting from the Merger; (8) potential adverse reactions or changes to business relationships resulting from the Merger; and (9) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in GCA’s most recent Annual Report on Form 10-K and Current Reports on Form 8-K filed by GCA with the U.S. Securities and Exchange Commission (“SEC”). Except as required by applicable law, GCA undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. GCA does not intend, and assumes no obligation, to update any forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Additional Notes This presentation may contain industry market data, industry forecasts and other statistical information. Such information has been obtained from publicly available information and industry publications. GCA has not independently verified such information and makes no representations as to the accuracy of such information. Non-GAAP Financial Measures This presentation includes financial measures that were not prepared in accordance with generally accepted accounting principles in the United States (GAAP). As used herein, Adjusted EBITDA is a non-GAAP measurement presented herein as a supplemental disclosure. GCA defines Adjusted EBITDA as earnings before interest income and expense, income taxes, depreciation, amortization, stock-based compensation, asset impairment, acquisition costs and other costs related to the Merger. Multimedia Games defines Adjusted EBITDA as net income before net interest expense, income taxes, depreciation, amortization, stock-based compensation, acquisition costs, other costs related to the Merger and accretion of contract rights. As shown in this presentation, Pro Forma Adjusted EBITDA for the Combined Company is presented based on the combination of GCA’s consolidated Adjusted EBITDA and Multimedia Games’ consolidated Adjusted EBITDA for the trailing 12-month period ended December 31, 2014, taking into account synergies GCA expects to achieve. Adjusted EBITDA is presented herein for informational purposes only and does not represent “pro forma” amounts determined in accordance with SEC rules and regulations. The Combined Company defines Free Cash Flow in this presentation as Adjusted EBITDA taking into consideration the effects of anticipated synergies, combined capital expenditures and cash interest inclusive of vault cash usage fees, but exclusive of interest income. The Free Cash Flow bridge as shown on slide 27 illustrates pro forma figures as though both the acquisition had occurred and full run-rate synergies were realized on January 1, 2014. 1

Today’s Presenters and Agenda Transaction Rationale Games Overview Payments Overview Ram V. Chary President & CEO, Global Cash Access Agenda Presenters Randy L. Taylor EVP & CFO, Global Cash Access Investment Highlights Q&A 2 Mark Labay SVP, Strategic Development, Global Cash Access

Capitalization ____________________ Represents cash & cash equivalents plus settlement receivables less settlement liabilities. In February 2015, GCA redeemed $15 million of the then outstanding $350 million secured notes from the proceeds of the settlement of a then outstanding litigation matter. In April 2015, GCA redeemed $335 million of secured notes with proceeds from a private placement. Company has already achieved $10.9 million of run rate synergies as of 12/31/14. Management projects to achieve annual run rate of $24 million by year end 2015 and an annual run rate of $30 million by year end 2016. The $28 million excludes $1.9 million of synergies that have already been achieved and are reflected in the LTM 12/31/14 Pro Forma Adjusted EBITDA. GCA estimates adjusted EBITDA of between $218 million - $228 million for 2015 3 ($ in millions) Combined Company Twelve Months Ended 12/31/2014 Cash & Cash Equivalents (1) $13 Revolver ($50) – Term Loan B due 2020 500 Senior Secured Notes Private Placement due 2021 (2) 335 Secured Debt $835 Senior Notes due 2022 350 Total Debt $1,185 FY Financials Adjusted EBITDA (3) 187 Total Synergies (3) 28 Pro Forma Adjusted EBITDA $215 Credit Statistics Secured Debt / Pro Forma Adj. EBITDA 3.9x Total Debt / Pro Forma Adj. EBITDA 5.5x Net Debt / Pro Forma Adj. EBITDA 5.4x

Preliminary Unaudited Q1 2015 Results Revenues: Consolidated revenues of between $205 million and $210 million Games revenues of between $54 million and $56 million Payments revenues of between $151 million and $154 million Adjusted EBITDA: Adjusted EBITDA of between $49 million and $51 million Games Adjusted EBITDA of between $30 million and $31 million Payments Adjusted EBITDA of between $19 million and $20 million Cash and cash equivalents, net of settlement receivables and liabilities, total approximately $33 million Total consolidated indebtedness of $1,183 million Total gaming units sold of between 800 and 840 Gaming units sold average selling price (“ASP”) of approximately $16,400 Total domestic participation installed units of approximately 13,170 ____________________ Note: Reflects Combined Company estimates, have not been reviewed by accounts. 4

Transaction Rationale

Strategic Rationale Combines the global leader in cash access services with the fastest growing U.S.- based manufacturer and supplier of gaming machines and systems to casino operators Accelerates Multimedia Games’ growth trajectory with significantly broader distribution and license footprint Broadens GCA’s product and service offerings and further enhances recurring revenue Provides significant cross selling potential and leverage across an established sales force and global customer base Financial Rationale Approximately 90% recurring revenue, from combined entity, provides predictable and stable cash flow generation Substantial cash flow will drive material deleveraging Expected ability to utilize the Combined Company’s NOL’s of approximately $180 million over the next 5 to 6 years with continued ability to use GCA’s tax deductible goodwill through 2019 Leverage target of under 4.0x by 2017 Creates meaningful synergies with ~80% of estimated annual synergies to be achieved during year 1 As of 12/31/14 (13 days after closing Multimedia Games acquisition), GCA has already achieved $10.9 million of synergies on an annual run-rate basis Compelling Strategic and Financial Rationale Transformational combination has positioned GCA as a leading provider of unique gaming floor solutions Other SG&A (e.g. marketing, promotions, insurance, rent, etc.) Manufacturing / Assembly cost savings There has been measurable progress in the integration of the two companies and the rationale is proving out as the Combined Company is able to approach customers with a broader product set 5

TournEvent Integrated Kiosk Jackpot Kiosk ATM Electronic Gaming Machines Electronic Gaming Machines Highly Differentiated Products on the Casino Floor 6

Increased Diversification and Scale GCA + Multimedia Games Revenue: $793 million GCA Multimedia Games Revenue: $586 million Revenue: $207 million + = LTM 12/31/14 Revenue: GCA + Multimedia Games LTM 12/31/14 Adjusted EBITDA ($ in millions): GCA + Multimedia Games + + = Pro Forma Adjusted EBITDA: $215 million Note: Multimedia Games revenue shown on a net basis. Reflects annualized run-rate synergies. Previously identified GCA cost savings to be implemented independent of the merger. Reflects annualized run-rate synergies. Synergies portion includes previously identified GCA cost savings. (1) (2) 7 $27 $3 ($2) Synergies Previously Identified GCA Cost Savings Realized Cost Synergies 74% 26% 1% Gaming Operations Machine Sales Other 48% 40% 8% 4% ATM Cash Advance Other Check Services 35% 30% 19% 7% 6% 3% ATM Cash Advance Gaming Operations Machine Sales Other Check Services 35% 52% 13% GCA Multimedia Games Synergies $76 GCA $111 Multimedia Games

Games Overview

Games Overview Rapidly Growing Manufacturer With Strong Recurring Revenue Base and Significant Upside Potential Historical Revenue Historical Adjusted EBITDA Gaming Operations (19% of Total 2014 Revenue): 13,410 gaming units installed throughout North America as of 12/31/2014(1) Revenue is derived from revenue-sharing arrangements or lease fees on the installed fleet of units Supplies the central determinant system for over 18K video lottery terminals ("VLTs") in the State of NY Machine Sales and Other (7% of Total 2014 Revenue): Broad portfolio of gaming machine products sold to casino customers Game themes focused on proprietary content developed in-house Approximately 2,859 slot machines sold in 2014 2011 – 2014 CAGR of 21.1% 2011 – 2014 CAGR of 15.6% ($ in millions) Quarter ended 12/31/14 unit count includes 123 machines under contract that have been temporarily removed since 10/1/2014 due to renovations. ($ in millions) 8 $62.4 $79.9 $106.6 $110.9 46.6% 48.2% 52.2% 53.6% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% $0.0 $50.0 $100.0 $150.0 2011 2012 2013 2014 Adjusted EBITDA Margin (%) $134.0 $165.7 $204.2 $207.0 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2011 2012 2013 2014 Net Revenue

Games – Gaming Operations Substantial recurring revenue stream Highest percent of recurring revenue amongst the major slot manufacturers Business provides return on cash with participation revenue covering machine cost within approximately 1 year Growth is driven by licensing in new jurisdictions, increasing investments in R&D, introduction of premium products and further penetration into recently entered markets Expansion of premium game installations with ~1.5K units installed (representing ~11% of units) since entering the category in 2012 Development of premium games has supported Multimedia Games' ability to enter new markets, expand its footprint and provide broad and fresh content across its installed base Daily Win Per Unit Installed Participation Base (1) Gaming Operations Revenue ($ in millions) Source: Eilers-Fantini Quarterly Slot Survey. (1) Quarter ending 12/31/14 unit count includes 123 machines under contract that have been temporarily removed since 10/1/2014 due to renovations. 2011 – 2014 CAGR of 15.6% 4Q10 – 4Q14 CAGR of 11.5% 9 25 25 25 24 28 27 26 26 28 27 27 26 30 29 28 27 $0 $5 $10 $15 $20 $25 $30 $35 Q1 Q2 Q3 Q4 2011 2012 2013 2014 $61.0 $62.8 $59.3 $57.5 $10.6 $16.2 $17.3 $17.0 $26.7 $38.1 $59.7 $77.6 $98.4 $117.1 $136.3 $152.1 0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 2011 2012 2013 2014 Oklahoma Lottery All Other States 8,672 13,410 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000

Games – Machine Sales and Other Multimedia Games was the largest non-Big 5 vendor with an average YTD ship share of 3.1% through 3Q14 (~20% of non-Big 5 sales) (1) Multimedia Games has achieved strong unit sales growth without the benefit of a replacement sale of a Multimedia Games machine Outside of historical core markets of Oklahoma and Washington, Multimedia Games current floor share of ~1.5% is well below ship shares of ~3% (~10%+ in some states) through 3Q14, suggesting significant room for growth as operators continue to refresh slot product (1) Unit sales revenue has grown at a CAGR of 26.0% from 2011-2014 Strong unit growth with penetration of recently entered markets has driven machine sales revenue growth Average Sales Price (“ASP”) of slot machines has decreased over the past year, which is due to a shift in the mix of machine sales and reflective of a competitive supplier environment and reduced capital spend by operators Quarter ended 12/31/14 had a difficult y-o-y comparison with quarter ended 12/31/13 benefitting from a 499 unit lease-to-sale conversion by a customer in Alabama Other revenue includes gaming systems, maintenance and service contracts, entry fees and partnerships associated with the National TournEvent of Champions, etc. Average Sales Price ($) Annual Unit Sales Machine Sales and Other Revenue ($ in millions) 2011 – 2014 CAGR of 15.4% Source: Eilers-Fantini Quarterly Slot Survey – 1Q, 2Q, and 3Q 2014 (latest published) and American Gaming Association, State of the States, 2013 (latest published). 10 $24.5 $40.9 $60.4 $48.4 $11.1 $7.7 $7.6 $6.5 $35.7 $48.6 $67.9 $54.8 $0.0 $20.0 $40.0 $60.0 $80.0 2011 2012 2013 2014 Unit Sales Other Revenue 1,357 2,197 3,409 2,859 0 1,000 2,000 3,000 4,000 2011 2012 2013 2014 $18,073 $18,591 $17,706 $16,915 $0 $5,000 $10,000 $15,000 $20,000 2011 2012 2013 2014

Peer Recurring Revenue and Margin Comparison

GCA® MULTIMEDIA GAMES | NEWave | EVERI

Multimedia Games has the highest proportion of recurring revenue and Adj. EBITDA margins amongst its public peers

	Multimedia Games	Ainsworth	Aristocrat [3]	igt	SG
LTM Time Period	12/31/2014	12/31/2014	9/30/2014	12/31/2014	12/31/2014
Recurring Revenue Installed Base (Ending)					
Total Units	13,410 [1]	2,286	29,271 [4]	45,400	69,421 [5]
LTM Revenue ($mm)	$207	$192	$981	$1,968	$2,946



Recurring
Non-Recurring
26%
74%
8% [2]
92%
58%
42%
56%
44%
40%
60% [6]

	Multimedia Games	Ainsworth	Aristocrat	igt	SG
Total Adjusted EBITDA ($mm)	$111	$74	$330	$640	$989



EBITDA Margin
54%
39%
34%
33%
34%

Source: Company filings, company websites, public investor presentations and public lender presentations.
Note: Comparables include publicly listed companies only.
(1) Unit count includes 123 machines under contract with Chickasaw that have been temporarily removed since 10/1/2014 due to renovations.
(2) As of 6/30/2014.
(3) Pro forma for acquisition of VGT which closed on 10/20/2014. Except where otherwise noted, reflects fiscal year ending 9/30/2014 for Aristocrat and fiscal year ending 12/31/2013 for VGT as provided in VGT acquisition investor presentation.
(4) Based on 9,071 legacy Aristocrat units as of 9/30/14 and 20,200 VGT units as of March 31, 2014.
(5) Installed recurring revenue unit count includes UK server-based gaming machines located outside of casino facilities and excludes units from the table products segment.
(6) Recurring revenue based on SGMS Lender Presentation filed with the SEC on 9/3/2014. SGMS figures include only the gaming segment and exclude the lottery segment.

11

GCA
MULTIMEDIA GAMES | NEWave | EVERI

Product Evolution

Multimedia Games has increased its presence and competitiveness across the slot floor with continuous innovation and entry into new product categories








- Skyline Texan HDX
- Platinum MPX
- High Rise Series
- Class III Mechanical Reel Slots
- Class III Video Slots
- TournEvent
- Solid Base of Business
  Class II and Central Determination games/systems leader

2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 forward

12

TournEvent Key Features Solves the casino slot tournament problem by allowing banks of video slots to convert from in-revenue to out-of-revenue in minutes Optional automated emcee Real-time leaderboards Interactive tournament games Sign package Streaming video National TournEvent of Champions Multimedia Games has created a national tournament around the popular product, which has generated buzz and excitement about TournEvent and broader Multimedia Games brands Participants qualify through their player status at local casinos or through special event promotions Phase 1: Semi-Finals (January – September) In-Casino TournEvent tourneys & promos Reaches over 220,000 players, annually Phase 2: In-Casino-Finals (May – September) 50,000-mile cross-country tour across 23 states Reaches over 25,000 players Phase 3: National Championship (October) $1.3 million guaranteed cash prize pool TournEvent is the Category Leader 66% of all casinos stated that TournEvent is the best slot tournament solution on the market "Gotta have" slot product is Multimedia Games' Trojan horse Greater performance and efficiency with in-revenue and out-of-revenue tournament play Each system installation includes, on average, 14-16 machines at $19K+ Over 4,300+ units in 290 locations Deployed in ~55% of Multimedia Games’ customer base and in ~30% of North American casinos Ongoing brand building through the "National TournEvent of Champions" TournEvent Installations (by location) Source: Company information. Eilers-Fantini Quarterly Slot Survey – 3Q 2014. 3Q11 – 4Q14 CAGR of 75.1% 13 47 60 83 99 117 137 170 188 205 231 252 275 280 290 0 50 100 150 200 250 300 350 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

Multimedia Games has rapidly developed its premium games footprint since entering the category in 2012 and is poised to continue this trend with the recent release of three new premium cabinets (Platinum MPX, Skyline and Texan HDX) Significant potential for further expansion into markets outside of OK due to the following factors: Continued ramp-up in states such as CA, FL, IL, IN and LA; Further penetration of key markets in which it is in early stages of entry, including NV, NJ and PA; and Receipt of licenses in and entry into new jurisdictions by later this year, including CO and SD Gaming Operations Footprint Evolution Footprint Mix as % of Gaming Operations Revenue (1) Premium Game Placements (units) Based on revenue derived from Multimedia Games owned machines and excludes revenue from central determinant system services. 14 69.5% 62.2% 49.8% 42.6% 30.5% 35.5% 39.1% 40.5% 0.0% 2.3% 11.1% 16.9% 0% 25% 50% 75% 100% 2011 2012 2013 2014 Oklahoma Standard Games, non - OK Premium Games, non - OK 11 97 198 318 505 713 878 1,059 1,170 1,288 1,399 1,541 0 200 400 600 800 1,000 1,200 1,400 1,600 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

Market Share by Market Stage and State Core markets of OK and WA provide earnings foundation and leadership share Early stage of penetration in many markets provides significant growth opportunity Licenses were obtained for key markets including, NV, CA, PA and transactional waivers in NJ over the past few years Additionally, Multimedia Games expects to receive licenses in new jurisdictions by later this year, including CO and SD Source: American Gaming Association, State of the States, 2013 (latest published). Note: MGAM unit data current as of 12/31/2014. “Estimated Units in State” reflects American Gaming Association, State of the States, 2013 (latest published) information. 15 Oklahoma 64,786 13.2% Washington 28,007 13.3% California 68,341 3.4% Florida 19,462 5.5% Illinois 13,588 1.3% Indiana 21,963 1.3% Louisiana 40,276 1.8% 2.6% Mississippi 36,032 1.9% Michigan 34,159 1.4% New York 29,145 3.0% Wisconsin 17,997 3.6% Nevada 178,724 0.4% New Jersey 26,883 0.6% Oregon 19,536 0.1% Pennsylvania 26,510 0.6% Other Other States 227,788 1.7% 3,784 1.7% Total 853,197 2.9% 24,417 MGAM Estimated Market Share Total MGAM Units Cumulative Share by Stage 1,137 Early Entry 12,266 7,230 Mature Market Stage Jurisdiction Estimated Units in State Ramping 13.2% 0.5%

Payments Overview

Payments Overview Market Leader of Cash Access Services Provided to the U.S. Gaming Market Historical Revenue Historical Adjusted EBITDA Note: $ in millions. Includes ATM Processing Only data. ATM (35% of Total 2014 Revenue): Enables cash withdrawals using a patron's ATM, debit or credit card Processed approximately 73 million transactions totaling $14.3 billion in dollar volume(1) during 2014 Check Services (3% of Total 2014 Revenue): Check verification and warranty services, which allow gaming establishments to manage and reduce risks on patron checks cashed Processed approximately 3.6 million transactions totaling $1.1 billion in dollar volume during 2014 Cash Advance (30% of Total 2014 Revenue): Enables cash advances through credit card cash access and POS debit card transactions Processed approximately 8.8 million transactions totaling $5.0 billion in dollar volume during 2014 Other (6% of Total 2014 Revenue): Includes integrated kiosk and jackpot kiosk sales and services, Central Credit reporting services, casino marketing services and compliance software solutions Other revenue increased approximately 13% y-o-y during 2014 16 $544.1 $584.5 $582.4 $585.6 (10.2%) 7.4% (0.3%) 0.5% (15.0%) (5.0%) 5.0% 15.0% $0.0 $200.0 $400.0 $600.0 $800.0 2011 2012 2013 2014 Revenue % Growth $61.7 $79.3 $71.2 $76.0 11.3% 13.6% 12.2% 13.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2011 2012 2013 2014 Adj. EBITDA % Margin

Payments – ATM Overview Revenue driven by volume of ATM withdrawals GCA charges patrons a fixed-fee when ATM withdrawal is processed ATM fee is paid to GCA by the patron Reverse interchange fee is paid to GCA from card issuing Bank Commission is paid to the gaming operator for the right to operate on the premises Our contracts include the ability to pass through changes in reverse interchange fee through commission adjustments ($ in millions) Revenue & Margin (in millions) ($) Illustrative Transaction Economics Financial Metrics Number of Transactions (1) Illustrative gross profit excludes processing costs. 17 $283.7 $303.2 $286.0 $281.5 12.3% 10.7% 8.9% 8.9% 0.0% 10.0% 20.0% 30.0% $0.0 $100.0 $200.0 $300.0 $400.0 2011 2012 2013 2014 Revenue (in $MM) Operating Margin 68.8 72.3 66.2 65.0 $4.12 $4.19 $4.32 $4.33 $3.00 $4.00 $5.00 $6.00 60.0 62.0 64.0 66.0 68.0 70.0 72.0 74.0 2011 2012 2013 2014 Number of transactions completed (in MM) Revenue per Transaction Withdrawal/Transaction Summary GCA Fee Split GCA P&L Impact ATM Patron Withdrawal $200.00 Service Fee $4.00 Gross Revenue $4.40 Service Fee 4.00 Reverse Interchange 0.40 Total $ Processed to Patron $204.00 Total Fees $4.40 COGS: Gaming Operator Commission (3.50) Gaming Operator Commission (3.50) Net GCA Fee $0.90 Gross Profit (1) $0.90

Payments – Cash Advance ($) Revenue driven by the number of credit card cash access/debit POS transactions and the average value of the transaction - pursuant to multi-year contracts Patrons charged a fee based on % of cash advanced Our contracts include the ability to pass through changes in interchange fees through commission adjustments Overview Illustrative Transaction Economics Financial Metrics Revenue & Margin Number of Transactions GCA fee is generally based upon % of the net service fee. GCA fee is assessed to casino based upon total $ processed. Illustrative gross profit excludes processing fees. ($ in millions) (in millions) 18 $203.9 $227.5 $231.1 $234.0 18.9% 28.0% 26.4% 27.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% $100.0 $200.0 $300.0 2011 2012 2013 2014 Revenue (in $MM) Operating Margin 8.4 9.0 8.8 8.8 $24.27 $25.28 $26.26 $26.59 $24.00 $26.00 $28.00 $30.00 8.0 8.2 8.4 8.6 8.8 9.0 9.2 2011 2012 2013 2014 Number of transactions completed (in MM) Revenue per Transaction Withdrawal/Transaction Summary GCA Fee Split GCA P&L Impact PIN Debit Patron Requested Amount $200.00 Service Fee $7.00 Gross Revenue $7.00 Service Fee 7.00 Interchange (0.60) COGS: Total $ Processed to Patron $207.00 Net Service Fees $6.40 Interchange (0.60) Gaming Operator Commission (1) (3.80) Gaming Operator Commission (3.80) Net GCA Fee $2.60 Gross Profit (3) $2.60 Signature Credit and Debit Patron Requested Amount $200.00 Service Fee $16.00 Gross Revenue $16.00 Service Fee 16.00 Gaming Operator Commission (10.00) COGS: Total $ Processed to Patron $216.00 GCA Fee (2) $6.00 Interchange (3.50) Interchange (3.50) Gaming Operator Commission (10.00) Net GCA Fee $2.50 Gross Profit (3) $2.50

Payments – Check Services and Other Overview Check Services Revenue driven by number of approved checks presented Fee paid to GCA is a fixed percentage of check amount warranted Consists of revenue primarily derived from: Kiosk sales, parts and services Central Credit reporting services Subscription service providing access to a database of gaming patron credit histories (helps manage credit risk) NEWave (acquired in April 2014) AML and tax filing software used in casino cages Other Selected Financial Metrics ($ in millions) Revenue & Margin (in millions) ($) Number of Transactions Revenue & Margin ($ in millions) 19 $26.3 $25.4 $21.6 $21.1 54.0% 54.8% 57.2% 51.2% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 2011 2012 2013 2014 Revenue (in $MM) Operating Margin 4.4 4.3 3.7 3.6 $5.98 $5.91 $5.84 $5.86 $5.00 $6.00 $7.00 $8.00 0.0 1.0 2.0 3.0 4.0 5.0 2011 2012 2013 2014 Number of transactions completed (in MM) Revenue per Transaction $30.2 $28.4 $43.7 $49.1 49.0% 50.9% 45.0% 45.0% 20.0% 40.0% 60.0% 80.0% 100.0% $0.0 $15.0 $30.0 $45.0 $60.0 2011 2012 2013 2014 Revenue (in $MM) Operating Margin

Selected Key Historical Operating Metrics Number of Transactions (in millions) Total Transaction Value ($ in billions) Dollar Volume Per Transaction ($) Revenue Per Transaction ($) Check Services Cash Advance ATM Transaction Commentary Acquired MCA Processing in November 2011 (processor for a portion of Caesars) Lost Mohegan Sun contract in March 2013 General decline in ATM transactions given increase in average service fees However, patrons withdrawing more cash per transaction (higher dollar volume per transaction) Given daily ATM withdrawal limits, further declines in total number of transactions are mitigated assuming cash to the floor remains stable Overall cash to gaming floor has remained relatively flat recently Lost Caesars in March 2014  5.0 60.0 80.0 20 4.4 4.3 3.7 3.6 8.4 9.0 8.8 8.8 68.8 72.3 66.2 65.0 0.0 10.0 20.0 30.0 40.0 2011 2012 2013 2014 $1.1 $1.2 $1.1 $1.1 $4.3 $4.8 $4.9 $5.0 $12.2 $13.6 $12.9 $12.7 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2011 2012 2013 2014 $177 $188 $195 $196 $512 $533 $557 $565 $250 $279 $297 $310 $0 $100 $200 $300 $400 $500 $600 2011 2012 2013 2014 $4.12 $4.19 $4.32 $4.33 $24.27 $25.28 $26.26 $26.59 $5.98 $5.91 $5.84 $5.86 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2011 2012 2013 2014

New Solution-Based Sales Strategy Implemented by GCA’s new management team to more aggressively cross-sell product suite in response to customer demand Focuses on integrated solution sales approach (e.g., integrated kiosks, ATM, cash advance and compliance software) over individual product transactions Solution-based offering typically yields higher margins and longer term contracts We are currently in the process of transitioning to a 5 year contract duration from current average 3 year contract duration GCA’s new solution-based strategy has been well received by current clients, as evidenced by recent renewals with a term of approximately 5 years, including the Seminole Tribe of Florida, Station Casinos, Foxwoods, Penn National Gaming and others Highlights Global Cash Access’ product differentiation, which creates significant barriers to entry versus the competition On March 9th, GCA announced that it signed a multi-year agreement with Las Vegas Sands. The contract extends existing cash access services and expands the business relationship to include the deployment of integrated kiosks 21

Competitive Landscape GCA competitors include providers of cash access products and services, equipment manufacturers, financial institutions and other regional and local banks that operate ATMs on the premises of gaming establishments GCA is the only provider of a comprehensive suite of products across cash access, kiosk and information services platforms Cash Access Services Kiosks Information Services Standard ATM 3-in-1 ATM Cash Advance Check Warranty Cash Advance Check Warranty Standard ATM Standard ATM Cash Advance Standard ATM Cash Advance Check Warranty Fully Integrated Kiosks Reporting Marketing Full Service Kiosks Central Credit Marketing Anti-Money Laundering and Tax Compliance Software (1) On 9/30/14, Global Payments announced that it agreed to purchase the gaming assets of Certegy’s check services from Fidelity National Information Services. The transaction is expected to close in 2015. 22

Investment Highlights

Investment Highlights Significant cross selling opportunity and potential to leverage an established sales force and global customer base Accelerates penetration into key markets and strengthens relationships with gaming operators Highly Differentiated Products on the Casino Floor Significant Recurring Revenue Across Numerous Business Segments Strong Free Cash Flow Generation and Deleveraging Profile Achievable Cost Synergies Substantial Growth Opportunities Accelerated as a Combined Company 23

GCA
MULTIMEDIA GAMES | NEWave | EVERI

Substantial Growth Opportunities Accelerated as a Combined Company

Multimedia Games Select Growth Drivers

- Expansion of high quality product portfolio and game library
  - 3 new premium cabinets launched in late 2014
  - 8 development teams with potential to release 80+ titles per year
  - Vertical and horizontal growth opportunity for TournEvent, among other popular products and titles
- Addressable market expansion
  - Continued ship share gains and growth in recently entered markets
  - Near to medium term international opportunities



Multimedia Games products have been named in Casino Enterprise Management's Top 10 Slot Floor Products in 2014, 2013, 2011 and 2010

Incremental Revenue Opportunities

- Broadened domestic and global customer base through GCA
- Broad licensing footprint
- Significant cross-selling potential and leverage across an established sales force with longstanding casino management relationships
- Enhanced distribution for innovative Multimedia Games products, which is expected to accelerate footprint growth across established, recently entered and new markets
- Single point of contact to service gaming operator payment and casino supply needs

GCA's strengths have the potential to further accelerate Multimedia Games' growth trajectory

24

Highly Differentiated Products on the Casino Floor

Integrated Kiosk



CXC 4.0

- Cash Access and Cash Handling
- 3-in-1 Rollover functionality
- Multi-function kiosk incorporating the latest cash handling and cash access services, combined with powerful marketing peripherals and high capacity components
- Delivers maximum velocity and patron interaction



Jackpot Kiosk



- Automate jackpot payments
  - Process jackpot payout through casino slot system and dispense the proper cash amount for player payment
- Jackpot payout Integrated into GCA Compliance software to automatically prepare and file required tax and compliance filings

TournEvent


TOURN
EVENT

- Innovative, turnkey slot tournament solution that generates instant floor-wide buzz, higher floor traffic and increased revenue performance
- Eliminates hassle of chip changes, machine moves or separate tournament areas for a dynamic and interactive tournament experience

Electronic Gaming Machines



Jackpot Factory®

- 5-tier progressive with four bonus features and top screen animation on the 37-inch video top box
- Austin, Texas headquarters provides unique base of creative talent in the gaming industry, generating fresh game content and new look and feel to gaming machine products

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Significant Recurring Revenue Across Numerous Business Segments

GCA MULTIMEDIA GAMES | NEWave | EVERI

Combined GCA + Multimedia Games

Approximately 90% Recurring Revenue



35%
30%
3%
2%
19%
7%
4%
ATM
Cash Advance
Check Services
Other GCA Contracted Revenue
Gaming Operations
Machine Sales
Other
Recurring Revenue
Non-recurring Revenue

LTM 12/31/14 Revenue: $793 million

- **GCA Contracted Revenue:**
  - GCA contracts with gaming operators have an average term life of approximately three years
    - New solution-based contracts yield higher margins and generally have longer terms compared to historic contracts
    - GCA contracts typically cover ATM, Cash Advance and Check Services
    - Other GCA contracted revenue consists of Central Credit and other services
  - GCA has a patent on 3-in-1 Rollover ATM technology that does not expire until 2018, resulting in a competitive advantage
- **Gaming Operations:**
  - Gaming operations revenue is primarily derived from participation or daily lease fees on Class II and Class III gaming machines
    - With its largest customer, the Chickasaw Nation, Multimedia Games enters into contracts that generally last for 12 to 83 months (average of ~50 months)
    - With other gaming operations customers, Multimedia Games also receives a percentage of net win or daily lease fee, though not on a long-term contractual basis
    - Multimedia Games' contract to supply the central determinant system for the NY Lottery (7-year contract through December 2017) provides recurring revenue from more than 18K video lottery terminals

Vast majority of recurring revenue is comprised of long term contracts

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Strong Free Cash Flow Generation and Deleveraging Profile The pro forma business is expected to generate significant cash flow for deleveraging Illustrative LTM 12/31/14 Free Cash Flow Bridge ($ in millions) Maintain disciplined approach to deploy capital under new policy Free cash flow prioritized to pay debt Already reduced original total indebtedness by $15 million from excess cash balances(1) Focus on deleveraging, expecting to achieve leverage of under 4.0x by 2017 (3) (4) (5) (2) In February 2015, GCA redeemed $15 million of the then outstanding $350 million secured notes from the proceeds of the settlement of a then outstanding litigation matter. In April 2015, GCA redeemed $335 million of secured notes with proceeds from a private placement. Reflects annualized run-rate synergies. Includes previously identified GCA cost savings to be implemented independent of the Merger. The $28 million excludes $1.9 million of synergies that have already been achieved. Normalized placement fees assumes $10 million per year based on $50 million of payments to secure Chickasaw unit placement every five years. Reflects pro forma utilization of the Combined Company’s NOLs and GCA’s tax deductible goodwill, which are expected to shield the Combined Company from federal taxes over the next 5 to 6 years. Includes GCA LTM cash usage fees on vault cash and pro forma interest expense on new debt. Multimedia Games GCA 27 $76.0 $110.9 $140.5 $47.7 ($10.0) ($14.0) $186.9 $28.1 ($48.5) ($2.0) ($92.8) $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 LTM PF ADJ. EBITDA Anticipated Synergies Combined Capex, R&D and Placement Fee Combined Cash Taxes Cash Flow Available for Debt Service PF Cash Interest LTM PF FCF Available for Debt Repayment

GCA MULTIMEDIA GAMES | NEWave | EVERI

Achievable Cost Synergies


$30 million
$24 million
$2.2
$3.0
$7.1
$2.1
$4.1
$5.5
Total Headcount $11.7
$2.4
$3.2
$7.7
$3.2
$8.0
$5.5
Total Headcount $16.7
Year 1
Year 2 and Beyond
Headcount - Executive
Headcount - Non-Executive
Headcount - Payroll Tax & Benefits
Duplicative Costs
Previously Identified GCA Cost Savings
Public Company Costs

Public Company Costs $2 million

- Includes audit fees, tax fees, board of directors fees, legal fees and D&O liability insurance

Previously Identified GCA Cost Savings $3 million

- $2.2 million in other cost reductions related to SG&A
- $1.0 million in GCA former executive continuation payments
- GCA cost savings are not merger-related
  - ~$1 million of GCA related cost savings have already been implemented

Duplicative Costs $8 million

- ~30% reduction in duplicative/overlapping operations
- Includes COGS, advertising & promotion, dues & subscriptions, insurance, rent, supplies, etc.

Total Headcount $17 million

- Includes salaries and wages, annual incentive bonus, employee benefits & taxes and long term incentive plans
- 17% reduction in combined headcount
- $1.7 million related to Multimedia Games' executive compensation program

Source: GCA management analysis.
Note: $ in millions. Reflects annualized run-rate synergies.

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Achievable Cost Synergies (Cont’d) Realized at Transaction Close Year 1 Year 2 Synergy Integration Timetable Total Headcount: $6.1 Total Headcount: $6.8 Total Headcount: $10.1 Total Headcount: $11.7 Total Headcount: $16.7 Source: GCA management analysis. Note: $ in millions. Reflects annualized run-rate synergies. As of 12/31/14 (13 days after closing Multimedia Games acquisition), GCA had already achieved ~$10.9 million of run rate synergies 29 $4.7 $4.7 $5.5 $5.5 $5.5 $0.5 $1.0 $2.8 $4.1 $8.0 $0.9 $1.1 $1.8 $2.1 $3.2 $0.9 $1.5 $2.9 $7.1 $7.7 $1.9 $2.4 $3.0 $3.2 $1.7 $1.8 $1.9 $2.2 $2.4 $8.7 $12.0 $17.2 $24.0 $30.0 T=0 T+3mo T+6mo T+12mo T+24mo Headcount - Executive Headcount - Non - Executive Headcount - Payroll Tax & Benefits Duplicative Costs Previously Identified GCA Cost Savings Public Company Costs

Q&A

Appendix

Games Segment Product Overview

MULTIMEDIA GAMES | NEWave | EVERI

Class II Games

- Class II games are played on servers, which must be physically located on Tribal Lands
- Provide customers with a variety of linked interactive slot games and back-office systems
- Requires ongoing manufacturer support to operate game system / network

Premium Games "High Rise"



- Combines video and traditional mechanical reel games
- Developed to look "licensed" without the added cost and with more game flexibility

TournEvent



- Award winning slot tournament product with dominant market share
- Each System installation includes on average 14-16 machines at $19K+
- Over 4,300+ units in 290 locations as of December 31, 2014

Platinum MPX



- 40" 1080 HD Display with an interactive sound chair
- Creates a more interactive experience with great features

Class III Video Slots



- Video reel games include some of Multimedia Games' most popular titles and newest hits
- These games leverage the Player HD cabinet to deliver eye-catching graphics and full, rich sound

Skyline Texan HDX



- Premium mechanical reel series with a vintage-inspired bezel showcasing RGB lighting and a 24" LCD display
- Addresses an underserved need for high-denomination, mechanical slots

Class III Mechanical Reels Slots



- Leverage new and enduring brands that have the added feature of a linked 11-tier progressive game and a unique 24-inch top box
- Feature a unique take on traditional slot games which range on 3-reel mechanical reel games

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GCA’s Fully Integrated Cash Access Solutions Cash Access and Cash Handling Ticket/Multi-Ticket Redemption Bill Breaking ATM, Credit Card, POS Debit Transactions GCA Patented ATM 3-in-1 Rollover Points to Cash / Points to Voucher Ticket Out – Coinless Operation (where approved) Quik Ticket – Slot Ticket or Cash Option (where approved) Xchange Kiosks - CXC 4.0 31

GCA
MULTIMEDIA GAMES | NEWave | EVERI

Payments Segment Product Overview

Selected Products and Solutions

Xchange Kiosks

CXC 4.0



- Cash Access and Cash Handling
  - Ticket/Multi-Ticket Redemption
  - Bill Breaking
  - ATM, Credit Card, POS Debit Transactions
  - GCA Patented ATM 3-in-1 Rollover
  - Points to Cash / Points to Voucher
  - Ticket Out – Coinless Operation (where approved)
  - Quik Ticket – Slot Ticket or Cash Option (where approved)

JackpotXchange



- Automate jackpot payments
  - Process jackpots in system and dispense the proper amount for player payment

Player Loyalty & TITO Interface

- Gaming payment solutions
  - Broad suite of casino solutions interface with a multitude of player loyalty and Ticket In Ticket Out (TITO) systems of gaming payments

Integrated Solutions

Central Credit/Check Warranty

- Only credit bureau exclusively focused on gaming patrons
  - Established communication link through computer system with Experian and Trans Union
- Check Warranty Services allows casinos to cash more checks for larger amounts
- Also designed to collect on delinquent checks

Casino Cash Plus ATM

- Quick and easy casino cash access through simple casino ATM cash withdrawals, casino credit card advance and POS DEBIT card transactions

CasinoDirect

- All International Cards accepted
- Pay using home currency
- Higher limits than ATMs

Anti-Money Laundering and Tax Compliance Software

- Suite of cutting-edge compliance software for gaming operators

Marketing Intelligence

- Uses data on patron cash access activity across multiple gaming establishments to help develop, implement and refine gaming operator customer loyalty programs
  - **QuikReports** - browser-based reporting tool that provides marketing professionals with real-time access to and analysis of information on patron cash access activity
  - **Casino Share Intelligence and QuikMarketing** - database services that allow GCA to query proprietary patron transaction database using criteria supplied by the gaming establishment

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Thank You